Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Ultra Short Tax-Free Fund

BMO Short Tax-Free Fund

BMO Short-Term Income Fund

(the “Funds”)

Supplement dated May 25, 2018 to the Prospectus and Statement of Additional Information, each dated December 29, 2017

Effective June 22, 2018, the Funds will reduce their Class A shares sales charge breakpoints. The Funds’ revised Class A shares sales charge breakpoint schedule will be:

Purchase Amount	Sales Charge as a % of Public Offering Price	Sales Charge as a % of NAV	Typical Dealer Commission as a % of Public Offering Price
Under $50,000	2.00%	2.04%	2.00%
$50,000–$99,999	1.50%	1.52%	1.50%
$100,000–$249,999	1.00%	1.01%	1.00%
$250,000 and above	0.00%	0.00%	0.00%

Also effective June 22, 2018, the Funds will no longer charge a Contingent Deferred Sales Charge.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.